Fidelity®

Capital Appreciation

Fund

Annual Report

October 31, 2000

(2_fidelity_logos (registered trademark))

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

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Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

A sixth-straight year of double-digit positive returns for the Dow Jones Industrial Average, NASDAQ and S&P 500® could be in jeopardy unless the U.S. stock market shows marked improvement in the final two months of 2000. Through October, all three indexes had negative year-to-date returns. On the other hand, most fixed-income sectors were solidly in the black. Treasuries and other long-term government securities led the way, returning nearly 14%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Capital Appreciation	8.14%	120.47%	387.19%
S&P 500	6.09%	166.65%	491.03%
Capital Appreciation Funds Average	21.82%	146.02%	451.79%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 303 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of the report.(dagger)

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Capital Appreciation	8.14%	17.13%	17.16%
S&P 500	6.09%	21.67%	19.44%
Capital Appreciation Funds Average	21.82%	17.79%	16.82%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Capital Appreciation Fund on October 31, 1990. As the chart shows, by October 31, 2000, the value of the investment would have grown to $48,719 - a 387.19% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $59,103 - a 491.03% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* The Lipper multi-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of October 31, 2000, the one year, five year and 10 year cumulative total returns for the multi-cap core funds average were 14.61%, 135.22% and 441.13%, respectively; and the one year, five year and 10 year average annual total returns were 14.61%, 18.38% and 17.96%, respectively. The one year, five year and 10 year cumulative total returns for the multi-cap supergroup average were 19.65%, 141.87% and 463.06%, respectively; and the one year, five year and 10 year average annual total returns were 19.65%, 18.73% and 18.22%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The U.S. equity markets went from hot to cold during the 12-month period that ended October 31, 2000. At the period's onset, strong enthusiasm for technology and telecommunication stocks lifted the performance of those and other stocks related to the so-called "new economy." In March and April, a sharp correction in those sectors nudged investors toward more traditional industries, such as pharmaceuticals and financials. However, the broadening of the market was brief. In May, the Federal Reserve Board raised key interest rates to their highest levels in nine years in a move designed to prevent inflation. It was the Fed's fourth consecutive rate hike during the period. Higher rates, coupled with the highest oil prices in a decade and the declining value of the euro, collectively exacted a toll on corporate profits. This slowdown was particularly evident in the third quarter, as many companies revised earnings on the downside. The emergence of these factors during the past six months hampered the one-year returns of the major U.S. equity indices. The NASDAQ Composite Index ended the 12-month period with a 13.81% gain. Small-cap stocks, as represented by the Russell 2000® Index, returned 17.41%. The Standard & Poor's 500SM Index, an index of 500 larger companies, advanced 6.09%. Investors were less enamored with blue-chip industrial stocks, as the Dow Jones Industrial Average rose 3.82%.

(Portfolio Manager photograph)
An interview with Harry Lange, Portfolio Manager of Fidelity Capital Appreciation Fund

Q. How did the fund perform, Harry?

A. For the 12 months that ended October 31, 2000, the fund returned 8.14%. This topped the Standard & Poor's 500 Index, which returned 6.09% during the same period, but trailed the capital appreciation funds average, which returned 21.82% according to Lipper Inc.

Q. How did the up-and-down technology sector affect the fund's performance during the period?

A. Through the first half of the period - when technology stocks of all shapes and sizes were doing well - the fund benefited accordingly. For much of that time, I kept the fund's technology weighting between 30%-35% of its total assets. In April, however, the technology bubble burst following a widespread pricing correction. The correction was especially harsh to smaller-cap technology names, which typically account for a sizable portion of the fund. Consequently, investors began favoring the stocks of well-known, large-cap technology names that many of the fund's peers tend to emphasize. I also overestimated the global demand for semiconductors, and the fund's positions in Micron Technology and KLA-Tencor suffered. By the end of the period, depreciation and selective selling had whittled the fund's technology exposure to around 26%.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What other factors helped shape performance?

A. Good stock picking in Japan contributed, even as the economic recovery there slowed to a crawl. Japan flirted with investors in 1999, as it made giant strides in the way of reform, and as Internet-related companies such as JAFCO and Softbank - both top-10 performers for the fund during the period - rode high along with the NASDAQ wave. Then, of course, the wave crashed. Fortunately, I had begun to reduce the fund's exposure to riskier Japanese stocks in early 2000, and had shifted my attention to domestically focused Japanese companies that could benefit in a slowly recovering economy. I added to the fund's positions in brokerages Nomura Securities and Daiwa Securities, for instance, which I felt would benefit from inflows from maturing Japanese savings accounts. I also increased the fund's stake in optical networking company Furukawa Electric, which performed well. I did, however, sell off the fund's stake in Softbank. At the close of the period, the fund's Japanese investments accounted for slightly more than 7% of its total assets.

Q. You doubled the fund's exposure to construction and real estate stocks during the second half of the period. What appealed to you?

A. With the economy showing signs of slowing - and interest rates at high levels - I felt that homebuilders and real estate investment trusts, or REITs, would fare better than banks and other financials. Homebuilding orders, in fact, were strong throughout the period and the fund's stake in Lennar Corp., a leading builder, performed very well. Several of the fund's office building REITs also performed well, including Equity Office Properties. Office space was in tight supply, and companies such as Equity Office benefited from having a steady stream of lease revenues.

Q. Media and leisure stocks, on the other hand, fell from 18% of the fund's investments a year ago, to about 7% at the end of the period. Why?

A. It was mostly due to negative trends for both cable TV stocks and radio and TV broadcasters. Slower-than-expected revenue growth hurt cable TV names such as Comcast and Time Warner, and I began to move away from these positions early in the period. I also anticipated that the technology decline would result in less dot-com advertising revenue for broadcasting stocks, so I sold off the fund's positions in Hispanic Broadcasting, Univision and CBS.

Q. Which other stocks performed well during the period? Which were disappointing?

A. Ciena Corp., another company involved in the fiber-optics business, performed well, as did Caremark, which offers pharmaceutical benefits to corporate health plans. On the negative side, Tumbleweed Communications - which specializes in secure online messaging - fell along with the rest of the Internet world. Hikari Tsushin, a Japanese cellular phone retailer, also performed poorly. The fund no longer owned a stake in Hikari at the end of the period.

Q. What's your outlook?

A. Investors are in a much more cautious mode, mostly due to the April technology decline and a slowing economy. I think the uncertainty will continue for a few months, but I also think the economic slowdown will be temporary. Once investor confidence is restored, smaller-cap technology stocks should fare better. I may look to add to the fund's technology positions over the next few months, since that's where I believe I'll find the long-term growth.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: capital appreciation by investing primarily in common stocks

Fund number: 307

Trading symbol: FDCAX

Start date: November 26, 1986

Size: as of October 31, 2000, more than $2.9 billion

Manager: Harry Lange, since 1996; manager, several Fidelity Select Portfolios, 1992-1996; research director, Fidelity Investments Far East, 1988-1992; joined Fidelity in 1987

3

Harry Lange on the flight to quality in the technology sector:

"Similar to two years ago - when the broad stock market was rewarding a very narrow group of large-cap stocks - the technology sector today is being led by a select group of well-known, large-cap names. This is mostly due to the April technology decline and reflects the fact that investors have become less likely to take risks.

"Instead, as is perfectly normal, they've focused more on technology companies they know. These tend to be larger-cap names with more history behind them. For the fund, this flight to quality is not conducive to good returns because it lowers the premium on good stock picking.

"My goal in managing the fund is to find companies that have top-line revenue growth that's faster than the overall growth of the technology sector. For newer companies, I also like to see a pretty strong cash position on their balance sheet. This search typically leads me to smaller-cap, riskier-type technology stocks, which investors mostly avoided from April through October.

"Eventually, I think the technology sector will stabilize and investor confidence will be restored. The economy will be a key thing to watch during the next few months - if we have a protracted slowdown, it could take a while for that confidence to come back. If the slowdown is temporary - which I think it will be - the confidence could come back fairly soon."

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Dell Computer Corp.	3.6	3.2
Lennar Corp.	3.4	1.6
Texas Instruments, Inc.	2.8	1.5
Telefonos de Mexico SA de CV Series L sponsored ADR	2.5	2.2
Caremark Rx, Inc.	2.4	1.0
Equity Office Properties Trust	2.2	0.5
Semtech Corp.	2.2	0.3
Noble Drilling Corp.	2.1	1.6
Nomura Securities Co. Ltd.	2.0	1.9
Daiwa Securities Group, Inc.	2.0	2.2
	25.2	16.0
Top Five Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	26.6	35.4
Construction & Real Estate	12.4	5.4
Finance	11.3	10.2
Health	10.0	5.1
Energy	9.6	6.6
Asset Allocation (% of fund's net assets)
As of October 31, 2000 *		As of April 30, 2000 **
	Stocks 99.2%		Stocks and Investment Companies 97.6%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 2.4%
* Foreign investments	12.5%	** Foreign investments	19.6%

Annual Report

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value (Note 1) (000s)
BASIC INDUSTRIES - 2.3%
Chemicals & Plastics - 0.6%
Praxair, Inc.	500,000	$ 18,625
Iron & Steel - 0.4%
Chubu Steel Plate Co. Ltd.	60,000	82
Nucor Corp.	300,000	10,406
		10,488
Metals & Mining - 1.2%
Alcoa, Inc.	400,000	11,475
Martin Marietta Materials, Inc.	600,000	23,040
		34,515
Paper & Forest Products - 0.1%
Mercer International, Inc. (SBI) (a)	594,150	3,676
TOTAL BASIC INDUSTRIES		67,304
CONSTRUCTION & REAL ESTATE - 12.4%
Construction - 4.5%
Beazer Homes USA, Inc. (a)	200,000	5,575
D.R. Horton, Inc.	218,000	4,033
Daito Trust Construction Co.	884,900	14,923
Engle Homes, Inc.	250,000	4,719
George Wimpey PLC	1,000,000	2,167
Lennar Corp. (c)	3,158,118	101,455
		132,872
Engineering - 0.1%
Lexent, Inc.	101,500	2,937
Real Estate - 0.2%
Boardwalk Equities, Inc. (a)	81,600	635
LNR Property Corp.	90,268	1,952
Mitsubishi Estate Co. Ltd. (a)	200,000	2,126
		4,713
Real Estate Investment Trusts - 7.6%
Alexandria Real Estate Equities, Inc.	390,300	13,221
AMB Property Corp.	100,000	2,350
Apartment Investment & Management Co. Class A	820,100	37,468
Archstone Communities Trust	400,000	9,425
Avalonbay Communities, Inc.	226,000	10,382
Duke-Weeks Realty Corp.	284,552	6,740
Equity Office Properties Trust	2,155,000	64,919
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSTRUCTION & REAL ESTATE - continued
Real Estate Investment Trusts - continued
Equity Residential Properties Trust (SBI)	891,200	$ 41,942
First Washington Realty Trust, Inc.	100,000	2,525
Glenborough Realty Trust, Inc.	133,000	2,136
Home Properties of New York, Inc.	244,343	6,643
Host Marriott Corp.	1,000,000	10,625
ProLogis Trust	400,000	8,400
Public Storage, Inc.	385,300	8,669
		225,445
TOTAL CONSTRUCTION & REAL ESTATE		365,967
DURABLES - 0.6%
Home Furnishings - 0.2%
HON Industries, Inc.	108,700	2,616
Leggett & Platt, Inc.	235,700	3,860
		6,476
Textiles & Apparel - 0.4%
Galey & Lord, Inc. (a)	329,300	906
Polymer Group, Inc.	1,194,750	7,318
Shaw Industries, Inc.	150,000	2,784
		11,008
TOTAL DURABLES		17,484
ENERGY - 9.6%
Energy Services - 5.7%
ENSCO International, Inc.	1,566,970	52,102
Nabors Industries, Inc. (a)	64,575	3,287
Noble Drilling Corp. (a)	1,500,000	62,344
R&B Falcon Corp. (a)	66,000	1,650
Schlumberger Ltd. (NY Shares)	360,000	27,405
Tidewater, Inc.	400,000	18,475
Transocean Sedco Forex, Inc.	69,696	3,694
		168,957
Oil & Gas - 3.9%
Apache Corp.	400,000	22,125
Burlington Resources, Inc.	500,000	18,000
Cabot Oil & Gas Corp. Class A	279,000	5,475
Chevron Corp.	300,000	24,638
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Cooper Cameron Corp. (a)	150,000	$ 8,175
Sunoco, Inc.	200,000	5,988
The Coastal Corp.	379,200	28,606
		113,007
TOTAL ENERGY		281,964
FINANCE - 11.3%
Banks - 0.2%
Fuji International Finance Trust sponsored ADR (d)	29	692
National Bank of Canada	384,100	6,294
		6,986
Credit & Other Finance - 2.0%
American Express Co.	465,000	27,900
Concord EFS, Inc. (a)	150,000	6,197
Household International, Inc.	32,700	1,645
JAFCO Co. Ltd.	206,000	21,901
		57,643
Federal Sponsored Credit - 1.3%
Fannie Mae	200,000	15,400
Freddie Mac	400,000	24,000
		39,400
Insurance - 1.0%
American International Group, Inc.	150,000	14,700
CIGNA Corp.	50,000	6,098
Sun Life Financial Services Canada, Inc.	100,000	2,069
UnumProvident Corp.	200,000	5,650
		28,517
Securities Industry - 6.8%
Bear Stearns Companies, Inc.	500,000	30,313
Charles Schwab Corp.	750,000	26,344
Daiwa Securities Group, Inc.	5,327,000	59,026
Morgan Stanley Dean Witter & Co.	200,000	16,063
Nikko Securities Co. Ltd.	1,000,000	8,633
Nomura Securities Co. Ltd.	2,815,000	59,726
		200,105
TOTAL FINANCE		332,651
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH - 10.0%
Drugs & Pharmaceuticals - 7.4%
3 Dimensional Pharmaceuticals, Inc.	1,100	$ 26
Allergan, Inc.	300,000	25,219
Andrx Corp. - Andrx Group (a)	100,000	7,200
Eli Lilly & Co.	50,000	4,469
Genentech, Inc. (a)	600,000	49,500
Merck & Co., Inc.	100,000	8,994
Millennium Pharmaceuticals, Inc. (a)	800,000	58,050
Mylan Laboratories, Inc.	600,000	16,800
Pfizer, Inc.	550,000	23,753
Sepracor, Inc. (a)	92,300	6,288
SuperGen, Inc. (a)	393,000	5,060
Watson Pharmaceuticals, Inc. (a)	200,000	12,513
		217,872
Medical Equipment & Supplies - 1.3%
Cardinal Health, Inc.	400,000	37,900
Varian Medical Systems, Inc. (a)	11,900	582
		38,482
Medical Facilities Management - 1.3%
Health Management Associates, Inc. Class A (a)	500,000	9,906
Tenet Healthcare Corp.	600,000	23,588
Wellpoint Health Networks, Inc. (a)	50,000	5,847
		39,341
TOTAL HEALTH		295,695
INDUSTRIAL MACHINERY & EQUIPMENT - 4.1%
Electrical Equipment - 3.0%
Avaya, Inc. (a)	3,221	43
Energy Conversion Devices, Inc. (a)	100,000	3,238
Energy Conversion Devices, Inc. warrants 7/31/01 (a)	400,000	5,775
Furukawa Electric Co. Ltd.	950,000	24,989
General Electric Co.	700,000	38,369
Peco II, Inc.	1,500	59
Scientific-Atlanta, Inc.	250,000	17,109
		89,582
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Industrial Machinery & Equipment - 0.6%
THK Co. Ltd.	650,200	$ 16,090
Varian Semiconductor Equipment Associates, Inc. (a)	11,900	274
		16,364
Pollution Control - 0.5%
Republic Services, Inc. (a)	1,200,000	16,125
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		122,071
MEDIA & LEISURE - 7.7%
Broadcasting - 1.9%
Capital Radio PLC	211,900	4,577
Clear Channel Communications, Inc. (a)	93,154	5,595
Comcast Corp. Class A (special) (a)	58,600	2,388
Infinity Broadcasting Corp. Class A (a)	700,000	23,275
JSAT Corp.	60	487
Radio One, Inc.:
Class A (a)	401,600	3,188
Class D (non-vtg.) (a)	803,200	6,438
SBS Broadcasting SA (a)	41,000	1,225
Time Warner, Inc.	58,284	4,424
USA Networks, Inc. (a)	200,000	4,050
		55,647
Entertainment - 2.1%
MGM Mirage, Inc.	800,000	27,650
Viacom, Inc.:
Class A (a)	201,200	11,519
Class B (non-vtg.) (a)	379,239	21,569
		60,738
Leisure Durables & Toys - 1.0%
Callaway Golf Co.	1,000,000	16,000
Coachmen Industries, Inc.	493,300	4,131
Harley-Davidson, Inc.	200,000	9,638
		29,769
Lodging & Gaming - 0.6%
Crestline Capital Corp. (a)	125,950	2,629
Harrah's Entertainment, Inc. (a)	500,000	14,313
Interstate Hotels Corp. Class A (a)	19,465	38
		16,980
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MEDIA & LEISURE - continued
Publishing - 1.0%
Playboy Enterprises, Inc.:
Class A (a)	25,000	$ 273
Class B (non-vtg.) (a)	2,257,300	29,204
WorldPages.com, Inc. (a)	633,900	1,624
		31,101
Restaurants - 1.1%
Big Buck Brew & Steakhouse, Inc. (a)(c)	522,500	686
Starbucks Corp. (a)	700,000	31,281
		31,967
TOTAL MEDIA & LEISURE		226,202
NONDURABLES - 1.3%
Beverages - 1.2%
Constellation Brands, Inc. Class A (a)	532,100	25,940
Robert Mondavi Corp. Class A (a)	200,000	9,050
		34,990
Foods - 0.1%
Keebler Foods Co.	100,000	4,050
TOTAL NONDURABLES		39,040
PRECIOUS METALS - 0.5%
Newmont Mining Corp.	1,000,000	13,563
RETAIL & WHOLESALE - 1.5%
Apparel Stores - 0.1%
J. Baker, Inc.	352,300	1,376
Drug Stores - 0.6%
Walgreen Co.	400,000	18,250
General Merchandise Stores - 0.3%
BJ's Wholesale Club, Inc. (a)	200,000	6,588
Wal-Mart de Mexico SA de CV Series V (a)	1,100,000	2,633
		9,221
Grocery Stores - 0.1%
Hain Celestial Group, Inc. (a)	76,500	3,036
Retail & Wholesale, Miscellaneous - 0.4%
Barbeques Galore Ltd. sponsored ADR (a)(c)	235,000	1,469
Gadzooks, Inc. (a)	300,000	5,456
Common Stocks - continued
	Shares	Value (Note 1) (000s)
RETAIL & WHOLESALE - continued
Retail & Wholesale, Miscellaneous - continued
Handleman Co. (a)	100,000	$ 988
Oshmans Sporting Goods, Inc. (a)	100,000	825
Senshukai Co. Ltd.	582,000	2,907
		11,645
TOTAL RETAIL & WHOLESALE		43,528
SERVICES - 4.4%
Advertising - 1.6%
Omnicom Group, Inc.	460,000	42,435
United Internet AG (a)	520,843	3,351
		45,786
Services - 2.8%
ACNielsen Corp. (a)	500,000	11,969
Caremark Rx, Inc. (a)	5,766,300	72,079
		84,048
TOTAL SERVICES		129,834
TECHNOLOGY - 26.6%
Communications Equipment - 5.1%
Cable Design Technologies Corp. (a)	750,000	17,297
Ciena Corp. (a)	150,000	15,769
Cisco Systems, Inc. (a)	1,000,000	53,875
Comverse Technology, Inc. (a)	500,000	55,875
Datacraft Asia Ltd.	300,000	2,055
Filtronic PLC	50,000	569
Lucent Technologies, Inc.	34,789	811
Lucent Technologies, Inc. (e)	3,865	68
Telefonaktiebolaget LM Ericsson sponsored ADR	400,000	5,550
		151,869
Computer Services & Software - 6.4%
Aether Systems, Inc.	53,300	4,297
Affymetrix, Inc. (a)	60,000	3,323
America Online, Inc. (a)	130,000	6,556
Ariba, Inc. (a)	300,000	37,913
Art Technology Group, Inc. (a)	149,000	9,350
BEA Systems, Inc. (a)	200,000	14,350
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Computer Services & Software - continued
Cybear Group (a)	14,890	$ 10
Electronic Data Systems Corp.	469,100	22,018
Homestore.com, Inc. (a)	500,000	17,000
Microsoft Corp. (a)	220,400	15,180
Nuance Communications, Inc.	1,800	155
Pegasus Solutions, Inc. (a)(c)	1,970,750	33,626
SilverStream Software, Inc. (a)	285,000	6,413
Sportsline.com, Inc. (a)	44,800	384
Synopsys, Inc. (a)	100,000	3,488
Travelocity.com, Inc. (a)	139,700	1,973
Tumbleweed Communications Corp. (a)	689,700	11,811
		187,847
Computers & Office Equipment - 4.7%
Brocade Communications Systems, Inc. (a)	100,000	22,738
Dell Computer Corp. (a)	3,600,000	106,191
Quantum Corp. - Hard Disk Drive Group (a)	50,000	572
Tech Data Corp. (a)	200,000	8,325
		137,826
Electronic Instruments - 2.2%
Agilent Technologies, Inc.	500,000	23,156
KLA-Tencor Corp. (a)	1,106,600	37,417
Teradyne, Inc. (a)	100,000	3,125
Varian, Inc. (a)	11,900	367
		64,065
Electronics - 8.2%
Analog Devices, Inc. (a)	200,000	13,000
Integrated Silicon Solution (a)	300,000	4,013
Intel Corp.	440,000	19,800
KEMET Corp. (a)	213,510	5,952
Micron Technology, Inc. (a)	785,800	27,307
National Semiconductor Corp. (a)	100,000	2,600
Nichicon Corp.	500,000	8,931
Power-One, Inc. (a)	116,600	8,271
SDL, Inc. (a)	25,000	6,481
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Electronics - continued
Semtech Corp. (a)	1,960,000	$ 63,210
Texas Instruments, Inc.	1,665,600	81,719
		241,284
TOTAL TECHNOLOGY		782,891
TRANSPORTATION - 0.8%
Air Transportation - 0.2%
Deutsche Lufthansa AG:
(Reg.) (d)	100,000	1,952
(Reg.)	100,000	1,952
		3,904
Railroads - 0.4%
Burlington Northern Santa Fe Corp.	300,000	7,969
Union Pacific Corp.	100,000	4,688
		12,657
Shipping - 0.2%
Teekay Shipping Corp.	180,000	6,728
TOTAL TRANSPORTATION		23,289
UTILITIES - 6.1%
Cellular - 0.8%
VoiceStream Wireless Corp. (a)	169,400	22,276
Electric Utility - 0.8%
Niagara Mohawk Holdings, Inc. (a)	1,360,500	21,768
NRG Energy, Inc.	87,000	2,262
		24,030
Gas - 0.7%
Dynegy, Inc. Class A	476,000	22,045
Telephone Services - 3.8%
AT&T Corp.	1,500,000	34,781
France Telecom SA	8,300	868
Qwest Communications International, Inc. (a)	68,479	3,330
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Telephone Services - continued
Telefonos de Mexico SA de CV Series L sponsored ADR	1,370,000	$ 73,894
TeraBeam Networks (e)	11,600	44
		112,917
TOTAL UTILITIES		181,268
TOTAL COMMON STOCKS (Cost $2,313,136)		2,922,751
Preferred Stocks - 0.0%

Convertible Preferred Stocks - 0.0%
TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies (e)	15,100	260
Nonconvertible Preferred Stocks - 0.0%
BASIC INDUSTRIES - 0.0%
Metals & Mining - 0.0%
Freeport-McMoRan Copper & Gold, Inc. depositary shares representing 0.025 silver denomination pfd.	9,100	71
TOTAL PREFERRED STOCKS (Cost $415)		331
Cash Equivalents - 5.2%

Fidelity Cash Central Fund, 6.61% (b)	125,037,102	$ 125,037
Fidelity Securities Lending Cash Central Fund, 6.66% (b)	29,363,700	29,364
TOTAL CASH EQUIVALENTS (Cost $154,401)		154,401
TOTAL INVESTMENT PORTFOLIO - 104.4% (Cost $2,467,952)		3,077,483
NET OTHER ASSETS - (4.4)%		(129,478)
NET ASSETS - 100%		$ 2,948,005
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,644,000 or 0.1% of net assets.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies	9/19/00	$ 260
Lucent Technologies, Inc.	5/19/00 - 7/10/00	$ 29
TeraBeam Networks	4/7/00	$ 44
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.5%
Japan	7.4
Mexico	2.6
Others (individually less than 1%)	2.5
100.0%
Income Tax Information

At October 31, 2000, the aggregate
cost of investment securities for income
tax purposes was $2,483,775,000. Net unrealized appreciation aggregated $593,708,000, of which $828,488,000 related to appreciated investment securities and $234,780,000 related to depreciated investment securities.

The fund hereby designates approximately $50,121,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	October 31, 2000
Assets
Investment in securities, at value (cost $2,467,952) - See accompanying schedule		$ 3,077,483
Receivable for investments sold		22,945
Receivable for fund shares sold		1,250
Dividends receivable		724
Interest receivable		450
Other receivables		695
Total assets		3,103,547
Liabilities
Payable to custodian bank	$ 360
Payable for fund shares redeemed	124,212
Accrued management fee	1,050
Other payables and accrued expenses	556
Collateral on securities loaned, at value	29,364
Total liabilities		155,542
Net Assets		$ 2,948,005
Net Assets consist of:
Paid in capital		$ 2,019,522
Undistributed net investment income		97,302
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		221,656
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		609,525
Net Assets, for 114,196 shares outstanding		$ 2,948,005
Net Asset Value, offering price and redemption price per share ($2,948,005 ÷ 114,196 shares)		$25.82

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2000
Investment Income Dividends (including $79 received from affiliated issuers)		$ 24,378
Special dividend from Sabre Holdings Corp. Class A		4,106
Interest		5,777
Security lending		570
Total income		34,831
Expenses
Management fee Basic fee	$ 20,391
Performance adjustment	1,777
Transfer agent fees	6,427
Accounting and security lending fees	656
Non-interested trustees' compensation	23
Custodian fees and expenses	203
Registration fees	93
Audit	114
Legal	79
Reports to shareholders	252
Miscellaneous	3
Total expenses before reductions	30,018
Expense reductions	(587)	29,431
Net investment income		5,400
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities (including realized loss of $8,480 on sales of investments in affiliated issuers)		395,313
Change in net unrealized appreciation (depreciation) on:
Investment securities	(157,125)
Assets and liabilities in foreign currencies	(11)	(157,136)
Net gain (loss)		238,177
Net increase (decrease) in net assets resulting from operations		$ 243,577

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2000	Year ended October 31, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 5,400	$ 15,261
Net realized gain (loss)	395,313	213,335
Change in net unrealized appreciation (depreciation)	(157,136)	580,256
Net increase (decrease) in net assets resulting from operations	243,577	808,852
Distributions to shareholders From net investment income	(64,929)	(11,605)
From net realized gain	(169,726)	(52,122)
Total distributions	(234,655)	(63,727)
Share transactions Net proceeds from sales of shares	1,002,412	874,558
Reinvestment of distributions	225,580	61,232
Cost of shares redeemed	(1,224,595)	(1,037,228)
Net increase (decrease) in net assets resulting from share transactions	3,397	(101,438)
Total increase (decrease) in net assets	12,319	643,687
Net Assets
Beginning of period	2,935,686	2,291,999
End of period (including undistributed net investment income of $97,302 and $9,989, respectively)	$ 2,948,005	$ 2,935,686
Other Information Shares
Sold	34,530	36,795
Issued in reinvestment of distributions	8,496	2,998
Redeemed	(42,942)	(44,497)
Net increase (decrease)	84	(4,704)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 25.73	$ 19.29	$ 21.66	$ 18.27	$ 17.71
Income from Investment Operations
Net investment income	.04 C, F	.13 C	.09 C, D	.08 C	.15
Net realized and unrealized gain (loss)	2.11	6.86	.47	4.97	1.81
Total from investment operations	2.15	6.99	.56	5.05	1.96
Less Distributions
From net investment income	(.57)	(.10)	(.08)	(.12)	(.40)
From net realized gain	(1.49)	(.45)	(2.85)	(1.54)	(1.00)
Total distributions	(2.06)	(.55)	(2.93)	(1.66)	(1.40)
Net asset value, end of period	$ 25.82	$ 25.73	$ 19.29	$ 21.66	$ 18.27
Total Return A, B	8.14%	36.98%	2.56%	29.83%	11.79%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 2,948	$ 2,936	$ 2,292	$ 2,049	$ 1,590
Ratio of expenses to average net assets	.85%	.67%	.70%	.69%	.87%
Ratio of expenses to average net assets after expense reductions	.83% E	.65% E	.67% E	.66% E	.80% E
Ratio of net investment income to average net assets	.15%	.56%	.46%	.43%	1.24%
Portfolio turnover rate	85%	78%	121%	176%	205%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the former one time sales charge.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

F Investment income per share reflects a special dividend from Sabre Holdings Corp. Class A which amounted to $.03 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2000

1. Significant Accounting Policies.

Fidelity Capital Appreciation Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders.

Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $372,000 or 0.0% of net assets.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,887,326,000 and $2,951,218,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ± .20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .63% of average net assets after the performance adjustment

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as a sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. Prior to October 12, 1990, FDC received a deferred sales charge of up to 1%. Shares purchased before October 12, 1990 are subject to a 1% deferred sales charge upon redemption. For the period, FDC received deferred sales charges of $191,000.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $258,000 for the period.

Annual Report

Notes to Financial Statements - continued

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $28,170,000. The fund received cash collateral of $29,364,000 which was invested in cash equivalents.

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $490,000 under this arrangement.

In addition, through an arrangement with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's transfer agent fees were reduced by $97,000 under this arrangement.

7. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies

Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
4Front Technologies, Inc.	$ -	$ 4,812	$ -	$ -
Advanced Communications Group, Inc.	-	9,100	-	-
Barbeques Galore Ltd. Sponsored ADR	-	-	-	1,469
Big Buck Brew & Steakhouse, Inc.	-	-	-	686
Catalyst International, Inc..	-	1,910	-	-
Constellation Brands, Inc. Class A..	5,974	6,922	-	-
Lennar Corp.	8,316	-	79	101,455
Perry Ellis International, Inc.	-	731	-	-
Mercer International, Inc. (SBI)	-	1,957	-	-
Pegasus Solutions, Inc.	2,970	-	-	33,626
Quaker Fabric Corp.	-	4,039	-	-
WorldPages.com, Inc.	5,152	5,580	-	-
Totals	$ 22,412	$ 35,051	$ 79	$ 137,236

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Capital Trust and the Shareholders of Fidelity Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Capital Appreciation Fund (a fund of Fidelity Capital Trust) at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Capital Appreciation Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts

December 8, 2000

Annual Report

Distributions

The Board of Trustees of Fidelity Capital Appreciation Fund voted to pay on December 11, 2000, to shareholders of record at the opening of business on December 8, 2000, a distribution of $2.13 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.15 per share from net investment income.

A total of 6% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research

(U.K.) Inc.

Fidelity Management & Research

(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

Harry W. Lange, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

* Independent trustees

Custodian

Brown Brothers Harriman & Co.

Boston, MA

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Annual Report

October 31, 2000

(2_fidelity_logos (registered trademark))

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

A sixth-straight year of double-digit positive returns for the Dow Jones Industrial Average, NASDAQ and S&P 500® could be in jeopardy unless the U.S. stock market shows marked improvement in the final two months of 2000. Through October, all three indexes had negative year-to-date returns. On the other hand, most fixed-income sectors were solidly in the black. Treasuries and other long-term government securities led the way, returning nearly 14%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Disciplined Equity	11.65%	134.63%	507.85%
S&P 500 ®	6.09%	166.65%	491.03%
Growth Funds Average	15.32%	149.69%	469.58%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,351 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Disciplined Equity	11.65%	18.60%	19.78%
S&P 500	6.09%	21.67%	19.44%
Growth Funds Average	15.32%	19.59%	18.47%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Disciplined Equity Fund on October 31, 1990. As the chart shows, by October 31, 2000, the value of the investment would have grown to $60,785 - a 507.85% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $59,103 - a 491.03% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* The Lipper multi-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of October 31, 2000, the one year, five year and 10 year cumulative total returns for the multi-cap core funds average were 14.61%, 135.22%, and 441.13%, respectively; and the one year, five year and 10 year average annual total returns were, 14.61%, 18.38%, and 17.96%, respectively. The one year, five year and 10 year cumulative total returns for the multi-cap supergroup average were 19.65%, 141.87%, and 463.06%, respectively; and the one year, five year and 10 year average annual total returns were 19.65%, 18.73%, and 18.22%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The U.S. equity markets went from hot to cold during the 12-month period that ended October 31, 2000. At the period's onset, strong enthusiasm for technology and telecommunication stocks lifted the performance of those and other stocks related to the so-called "new economy." In March and April, a sharp correction in those sectors nudged investors toward more traditional industries, such as pharmaceuticals and financials. However, the broadening of the market was brief. In May, the Federal Reserve Board raised key interest rates to their highest levels in nine years in a move designed to prevent inflation. It was the Fed's fourth consecutive rate hike during the period. Higher rates, coupled with the highest oil prices in a decade and the declining value of the euro, collectively exacted a toll on corporate profits. This slowdown was particularly evident in the third quarter, as many companies revised earnings on the downside. The emergence of these factors during the past six months hampered the one-year returns of the major U.S. equity indices. The NASDAQ Composite Index ended the 12-month period with a 13.81% gain. Small-cap stocks, as represented by the Russell 2000® Index, returned 17.41%. The Standard & Poor's 500SM Index, an index of 500 larger companies, advanced 6.09%. Investors were less enamored with blue-chip industrial stocks, as the Dow Jones Industrial Average rose 3.82%.

(Portfolio Manager photograph)
Steven Snider, Portfolio Manager of Fidelity Disciplined Equity Fund

Q. How did the fund perform, Steve?

A. The fund gained 11.65% for the 12 months that ended October 31, 2000. During the same time period, the Standard & Poor's 500 Index returned 6.09% and the growth funds average as tracked by Lipper Inc. returned 15.32%.

Q. The fund outperformed the S&P 500 index but lagged its peers. Why?

A. The fund's outperformance of the index was a result of stock selection rather than industry selection. While there may be short-term over- or underweightings of sectors relative to the market at any time, the long-term strategy of the fund is to keep the sector weighting in line and focus on stock selection to maximize the fund's performance. Relative to its peers, the fund's underweighting in technology early in the period during the tremendous run-up in the sector was the primary reason for our underperformance.

Q. Which sectors were positive contributors to fund performance?

A. Technology was the largest contributor. In the first six months of the period, technology stocks were huge winners for the portfolio. In April and May, however, tech stocks were under fire. Shortly after taking over the fund in May, I began to reduce the technology position to be more in line with the S&P 500 benchmark. This move helped performance since I had reduced many positions in time to avoid losses. Other sectors that had a positive effect on the fund were finance - particularly brokerage companies - health care and utilities. The fund's brokerage stocks soared as the effects of huge trading volumes boosted earnings. HMO stocks were the largest gainers among our health care picks, and avoiding the hard-hit long distance carriers helped performance in our utilities sector positions.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What stocks helped the fund during the one-year period?

A. Qualcomm was the largest contributor to performance. We overweighted the stock versus the index during the first half of the period and benefited from its phenomenal performance. In the spring we reduced the position, underweighted the stock during the past six months as its value fell and sold out of it by the end of the period. Brokerage firm Lehman Brothers had a terrific year. Its earnings and margins rose throughout the past 12 months, its fixed-income trading revenues were up significantly and the company actively repurchased stock. Insurance company CIGNA was another standout. Its principal business segment - HMO operations - benefited from firmer pricing, minimal Medicare exposure, solid management and a growing national presence. UnitedHealth Group, another HMO, also posted strong results and ended the period with tremendous momentum.

Q. Which stocks detracted from performance?

A. Micron Technology remained profitable throughout the year, but the stock lost two-thirds of its value during the summer and autumn as prices of its primary product - memory chips - collapsed as supply outpaced demand. Advanced Micro Devices, Teradyne and Applied Materials all performed extremely well through April and then gave up gains later in the year. Microsoft had a tough year in light of the government's antitrust suit. Adding to Microsoft's woes were declining PC sales and a lower-than-expected response to the new Windows 2000 operating system.

Q. What's your outlook, Steve?

A. My outlook is cautiously optimistic. A fair amount of evidence suggests that the economy is slowing from its torrid pace of the past few years, though this doesn't necessarily mean that a recession is ahead. Higher oil prices are exerting a drag on the economy, as higher prices raise operational costs that businesses are unable to pass along due to pricing pressures. The Federal Reserve's bias has been toward higher interest rates, which is generally not good for stocks, but this may change depending on the outcome of the election and the direction of the economy. My investment philosophy is to avoid positioning the fund so that its success is contingent on the occurrence of a particular macroeconomic outcome, and my goal is to have stock selection remain the dominant factor in how the fund performs.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fund Talk: The Manager's Overview - continued

Fund Facts

Goal: to increase the value of the fund's shares by investing mainly in a diversified portfolio of common stocks that the manager determines, using quantitative and fundamental research, to be undervalued compared to others in their industries

Fund number: 315

Trading symbol: FDEQX

Start date: December 28, 1988

Size: as of October 31, 2000, more than $3.5 billion

Manager: Steven Snider, since May 2000; manager, equity portions of Fidelity VIP II: Asset Manager Portfolio and Asset Manager Growth Portfolio, since 1997; manager of equity portfolios for Fidelity Management Trust Company, since 1994; joined Fidelity in 1992

3

Steve Snider talks about the benefits of diversified portfolios:

"Disciplined Equity is a broadly diversified portfolio with a large number of holdings. Some people question the logic of owning a diversified portfolio instead of a concentrated portfolio - one that holds a significantly smaller number of stocks, perhaps as few as 20. The argument for concentration is that a fund manager can have only so many good ideas and that adding additional stocks dilutes the impact of the manager's best ideas.

"I'm not a big believer in this argument for a variety of reasons. Let's consider stock returns first. By using quantitative models to analyze over 3,000 stocks, a portfolio manager can cover more names in more detail than by using traditional research methods. Since each stock is ranked by attractiveness relative to all the others, we can better evaluate their comparative merits and assemble a quantitatively optimal portfolio without being limited to just a few great ideas.

"Now, let's consider risk. Recent studies of stock market volatility showed that individual stock volatility rose during the past 40 years, while overall market volatility remained fairly constant. The implication is that correlations between stocks have fallen - meaning stock prices move more in response to specific company factors and less in sympathy with one another. In practical terms, a fund needs to hold more stocks to achieve a given level of risk reduction than in previous years. "

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	4.9	4.4
Citigroup, Inc.	3.2	1.9
CIGNA Corp.	3.1	1.9
Exxon Mobil Corp.	2.9	1.8
Quaker Oats Co.	2.7	2.7
UnitedHealth Group, Inc.	2.7	1.6
Merck & Co., Inc.	2.6	0.0
Pfizer, Inc.	2.6	0.4
Cisco Systems, Inc.	2.6	3.0
Microsoft Corp.	2.4	2.7
	29.7	20.4
Top Five Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	26.6	33.5
Finance	16.1	12.1
Health	12.8	9.1
Utilities	9.7	8.5
Energy	8.2	7.8
Asset Allocation (% of fund's net assets)
As of October 31, 2000 *		As of April 30, 2000 **
	Stocks 97.1%		Stocks 94.2%
	Short-Term Investments and Net Other Assets 2.9%		Short-Term Investments and Net Other Assets 5.8%
* Foreign investments	1.9%	** Foreign investments	2.6%

Annual Report

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value (Note 1) (000s)
AEROSPACE & DEFENSE - 1.9%
Boeing Co.	750,000	$ 50,859
Northrop Grumman Corp.	51,900	4,360
United Technologies Corp.	180,000	12,566
TOTAL AEROSPACE & DEFENSE		67,785
BASIC INDUSTRIES - 1.4%
Chemicals & Plastics - 0.7%
Avery Dennison Corp.	232,000	11,716
Pharmacia Corp.	210,630	11,585
W.R. Grace & Co. (a)	450,000	1,716
		25,017
Paper & Forest Products - 0.7%
Kimberly-Clark Corp.	386,800	25,529
TOTAL BASIC INDUSTRIES		50,546
DURABLES - 1.6%
Consumer Durables - 1.6%
Minnesota Mining & Manufacturing Co.	578,000	55,849
ENERGY - 8.2%
Energy Services - 0.4%
BJ Services Co. (a)	127,500	6,686
Noble Drilling Corp. (a)	200,000	8,313
		14,999
Oil & Gas - 7.8%
Amerada Hess Corp.	150,000	9,300
Apache Corp.	60,000	3,319
Chevron Corp.	986,000	80,975
Exxon Mobil Corp.	1,150,745	102,632
Kerr-McGee Corp.	300,000	19,594
Occidental Petroleum Corp.	750,000	14,906
Phillips Petroleum Co.	200,000	12,350
Royal Dutch Petroleum Co. (NY Shares)	600,000	35,625
		278,701
TOTAL ENERGY		293,700
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCE - 16.1%
Banks - 1.1%
Bank of America Corp.	300,000	$ 14,419
J.P. Morgan & Co., Inc.	99,800	16,517
Northern Trust Corp.	100,000	8,538
		39,474
Credit & Other Finance - 3.8%
American Express Co.	250,000	15,000
Citigroup, Inc.	2,136,000	112,407
MBNA Corp.	200,000	7,513
		134,920
Insurance - 5.7%
AFLAC, Inc.	590,400	43,136
CIGNA Corp.	900,700	109,840
Loews Corp.	120,000	10,913
MGIC Investment Corp.	362,000	24,661
PMI Group, Inc.	196,300	14,502
		203,052
Savings & Loans - 0.2%
Golden West Financial Corp.	150,000	8,409
Securities Industry - 5.3%
Goldman Sachs Group, Inc.	270,000	26,949
Lehman Brothers Holdings, Inc.	1,257,600	81,115
Merrill Lynch & Co., Inc.	700,000	49,000
Morgan Stanley Dean Witter & Co.	400,000	32,125
		189,189
TOTAL FINANCE		575,044
HEALTH - 12.8%
Drugs & Pharmaceuticals - 8.4%
Allergan, Inc.	208,400	17,519
Amgen, Inc. (a)	750,000	43,453
Chiron Corp. (a)	334,000	14,466
Eli Lilly & Co.	225,000	20,109
Genzyme Corp. - General Division (a)	100,000	7,100
King Pharmaceuticals, Inc. (a)	225,000	10,083
Merck & Co., Inc.	1,050,000	94,434
Pfizer, Inc.	2,164,443	93,477
		300,641
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH - continued
Medical Facilities Management - 4.4%
HCA - The Healthcare Co.	310,600	$ 12,405
Oxford Health Plans, Inc. (a)	660,000	22,275
Tenet Healthcare Corp.	58,000	2,280
UnitedHealth Group, Inc.	893,000	97,672
Wellpoint Health Networks, Inc. (a)	200,000	23,388
		158,020
TOTAL HEALTH		458,661
INDUSTRIAL MACHINERY & EQUIPMENT - 5.6%
Electrical Equipment - 5.4%
General Electric Co.	3,190,000	174,842
Scientific-Atlanta, Inc.	300,000	20,531
		195,373
Industrial Machinery & Equipment - 0.2%
Capstone Turbine Corp.	2,200	122
Dover Corp.	157,000	6,663
		6,785
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		202,158
MEDIA & LEISURE - 2.5%
Entertainment - 1.2%
Walt Disney Co.	1,250,000	44,766
Lodging & Gaming - 0.1%
Marriott International, Inc. Class A	45,400	1,839
Publishing - 1.2%
Dow Jones & Co., Inc.	100,000	5,888
McGraw-Hill Companies, Inc.	568,800	36,510
		42,398
TOTAL MEDIA & LEISURE		89,003
NONDURABLES - 6.3%
Beverages - 1.7%
Anheuser-Busch Companies, Inc.	791,000	36,188
The Coca-Cola Co.	400,000	24,150
		60,338
Common Stocks - continued
	Shares	Value (Note 1) (000s)
NONDURABLES - continued
Foods - 3.9%
PepsiCo, Inc.	680,000	$ 32,938
Quaker Oats Co.	1,199,000	97,793
Sysco Corp.	187,000	9,759
		140,490
Household Products - 0.7%
Colgate-Palmolive Co.	451,300	26,518
TOTAL NONDURABLES		227,346
RETAIL & WHOLESALE - 4.0%
Apparel Stores - 0.5%
The Limited, Inc.	700,000	17,675
General Merchandise Stores - 1.9%
BJ's Wholesale Club, Inc. (a)	200,000	6,588
Wal-Mart Stores, Inc.	1,383,700	62,785
		69,373
Grocery Stores - 0.5%
Safeway, Inc. (a)	300,000	16,406
Retail & Wholesale, Miscellaneous - 1.1%
Home Depot, Inc.	400,000	17,200
RadioShack Corp.	150,000	8,944
Tiffany & Co., Inc.	200,000	8,538
Zale Corp. (a)	120,000	4,065
		38,747
TOTAL RETAIL & WHOLESALE		142,201
SERVICES - 0.4%
Advertising - 0.2%
Omnicom Group, Inc.	75,000	6,919
Services - 0.2%
Robert Half International, Inc. (a)	200,000	6,100
TOTAL SERVICES		13,019
TECHNOLOGY - 26.6%
Communications Equipment - 4.9%
ADC Telecommunications, Inc. (a)	180,000	3,848
Cisco Systems, Inc. (a)	1,711,400	92,202
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Communications Equipment - continued
Corning, Inc.	575,400	$ 44,018
Jabil Circuit, Inc. (a)	79,000	4,508
Nortel Networks Corp.	700,000	31,850
		176,426
Computer Services & Software - 6.9%
Adobe Systems, Inc.	577,800	43,949
America Online, Inc. (a)	137,100	6,914
First Data Corp.	155,000	7,769
Microsoft Corp. (a)	1,257,500	86,610
Oracle Corp. (a)	2,153,400	71,062
VERITAS Software Corp. (a)	161,100	22,718
Yahoo!, Inc. (a)	110,000	6,449
		245,471
Computers & Office Equipment - 4.7%
Apple Computer, Inc. (a)	176,700	3,457
Dell Computer Corp. (a)	45,000	1,328
EMC Corp. (a)	800,000	71,250
Hewlett-Packard Co.	800,000	37,150
Network Appliance, Inc. (a)	16,700	1,987
Sun Microsystems, Inc. (a)	476,100	52,788
		167,960
Electronic Instruments - 2.5%
Applied Materials, Inc. (a)	1,070,000	56,844
KLA-Tencor Corp. (a)	439,800	14,871
Teradyne, Inc. (a)	270,000	8,438
Waters Corp. (a)	150,000	10,884
		91,037
Electronics - 7.6%
Advanced Micro Devices, Inc. (a)	650,000	14,706
Altera Corp. (a)	581,400	23,801
Analog Devices, Inc. (a)	195,000	12,675
AVX Corp.	180,000	5,153
Cypress Semiconductor Corp. (a)	140,000	5,241
Integrated Device Technology, Inc. (a)	200,000	11,263
Intel Corp.	1,467,400	66,033
International Rectifier Corp. (a)	260,000	11,603
JDS Uniphase Corp. (a)	120,000	9,773
KEMET Corp. (a)	180,000	5,018
Micron Technology, Inc. (a)	378,700	13,160
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Electronics - continued
Motorola, Inc.	550,000	$ 13,716
Texas Instruments, Inc.	1,323,000	64,910
Vishay Intertechnology, Inc. (a)	120,000	3,600
Xilinx, Inc. (a)	150,000	10,866
		271,518
TOTAL TECHNOLOGY		952,412
UTILITIES - 9.7%
Electric Utility - 4.9%
Energy East Corp.	425,000	8,580
Exelon Corp.	151,112	9,086
FPL Group, Inc.	367,000	24,222
PG&E Corp.	500,000	13,469
PPL Corp.	831,400	34,243
Public Service Enterprise Group, Inc.	1,568,000	65,072
Reliant Energy, Inc.	500,000	20,656
Southern Energy, Inc.	12,000	327
		175,655
Gas - 2.0%
Dynegy, Inc. Class A	200,000	9,263
Enron Corp.	500,000	41,031
Kinder Morgan, Inc.	300,000	11,569
Sempra Energy	450,000	9,309
		71,172
Telephone Services - 2.8%
BellSouth Corp.	1,511,700	73,034
Qwest Communications International, Inc. (a)	350,000	17,019
Sprint Corp. - FON Group	432,200	11,021
		101,074
TOTAL UTILITIES		347,901
TOTAL COMMON STOCKS (Cost $3,002,573)		3,475,625
U.S. Treasury Obligations - 0.0%
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Treasury Bills, yield at date of purchase 6.18% 11/16/00 (Cost $1,097)	$ 1,100	$ 1,097
Cash Equivalents - 4.2%
	Shares
Fidelity Cash Central Fund, 6.61% (b) (Cost $151,228)	151,227,616	151,228
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $3,154,898)		3,627,950
NET OTHER ASSETS - (1.3)%		(46,769)
NET ASSETS - 100%		$ 3,581,181
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Income Tax Information

At October 31, 2000, the aggregate cost of investment securities for income tax purposes was $3,156,166,000. Net unrealized appreciation aggregated $471,784,000, of which $686,101,000 related to appreciated investment securities and $214,317,000 related to depreciated investment securities.

The fund hereby designates approxi- mately $444,615,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	October 31, 2000
Assets
Investment in securities, at value (cost $3,154,898) - See accompanying schedule		$ 3,627,950
Receivable for investments sold		1,024
Receivable for fund shares sold		7,380
Dividends receivable		722
Interest receivable		875
Other receivables		552
Total assets		3,638,503
Liabilities
Payable for fund shares redeemed	$ 2,200
Accrued management fee	1,605
Other payables and accrued expenses	1,240
Collateral on securities loaned, at value	52,277
Total liabilities		57,322
Net Assets		$ 3,581,181
Net Assets consist of:
Paid in capital		$ 2,579,518
Undistributed net investment income		16,686
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		511,920
Net unrealized appreciation (depreciation) on investments		473,057
Net Assets, for 114,987 shares outstanding		$ 3,581,181
Net Asset Value, offering price and redemption price per share ($3,581,181 ÷ 114,987 shares)		$31.14

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2000
Investment Income Dividends		$ 37,378
Interest		8,720
Security lending		103
Total income		46,201
Expenses
Management fee Basic fee	$ 20,677
Performance adjustment	135
Transfer agent fees	6,804
Accounting and security lending fees	655
Non-interested trustees' compensation	21
Custodian fees and expenses	67
Registration fees	282
Audit	40
Legal	87
Reports to shareholders	207
Miscellaneous	5
Total expenses before reductions	28,980
Expense reductions	(736)	28,244
Net investment income		17,957
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	520,945
Foreign currency transactions	13
Futures contracts	(2,537)	518,421
Change in net unrealized appreciation (depreciation) on investment securities		(149,787)
Net gain (loss)		368,634
Net increase (decrease) in net assets resulting from operations		$ 386,591

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2000	Year ended October 31, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 17,957	$ 25,422
Net realized gain (loss)	518,421	539,184
Change in net unrealized appreciation (depreciation)	(149,787)	188,380
Net increase (decrease) in net assets resulting from operations	386,591	752,986
Distributions to shareholders From net investment income	(24,654)	(22,198)
From net realized gain	(501,249)	(183,652)
Total distributions	(525,903)	(205,850)
Share transactions Net proceeds from sales of shares	821,688	599,096
Reinvestment of distributions	503,452	198,151
Cost of shares redeemed	(926,864)	(823,238)
Net increase (decrease) in net assets resulting from share transactions	398,276	(25,991)
Total increase (decrease) in net assets	258,964	521,145
Net Assets
Beginning of period	3,322,217	2,801,072
End of period (including undistributed net investment income of $16,686 and $23,340, respectively)	$ 3,581,181	$ 3,322,217
Other Information Shares
Sold	26,422	19,580
Issued in reinvestment of distributions	17,171	7,237
Redeemed	(29,862)	(27,001)
Net increase (decrease)	13,731	(184)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 32.81	$ 27.61	$ 27.72	$ 22.87	$ 23.04
Income from Investment Operations
Net investment income	.16 B	.25 B	.31 B	.32 B	.26
Net realized and unrealized gain (loss)	3.34	6.99	3.13	6.25	2.10
Total from investment operations	3.50	7.24	3.44	6.57	2.36
Less Distributions
From net investment income	(.24) D	(.22)	(.25)	(.23)	(.30)
From net realized gain	(4.93) D	(1.82)	(3.30)	(1.49)	(2.23)
Total distributions	(5.17)	(2.04)	(3.55)	(1.72)	(2.53)
Net asset value, end of period	$ 31.14	$ 32.81	$ 27.61	$ 27.72	$ 22.87
Total Return A	11.65%	27.69%	13.17%	30.66%	11.31%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 3,581	$ 3,322	$ 2,801	$ 2,358	$ 2,146
Ratio of expenses to average net assets	.81%	.65%	.67%	.69%	.81%
Ratio of expenses to average net assets after expense reductions	.79% C	.62% C	.64% C	.64% C	.75% C
Ratio of net investment income to average net assets	.50%	.80%	1.10%	1.28%	1.22%
Portfolio turnover rate	118%	113%	125%	127%	297%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

D The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2000

1. Significant Accounting Policies.

Fidelity Disciplined Equity (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures, foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,062,500,000 and $4,197,762,000, respectively.

The market value of futures contracts opened and closed during the period amounted to $141,831,000 and $139,294,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .58% of average net assets after the performance adjustment.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $152,000 for the period.

Annual Report

Notes to Financial Statements - continued

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $52,745,000. The fund received cash collateral of $52,277,000 which was invested in cash equivalents.

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $615,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $2,000, and $119,000, respectively, under these arrangements.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Capital Trust and the Shareholders of Fidelity Disciplined Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Disciplined Equity Fund (a fund of Fidelity Capital Trust) at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Disciplined Equity Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 8, 2000

Annual Report

Distributions

The Board of Trustees of Fidelity Disciplined Equity Fund voted to pay on December 11, 2000, to shareholders of record at the opening of business on December 8, 2000, a distribution of $3.57 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.16 per share from net investment income.

A total of 24% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6R

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Robert A. Lawrence, Vice President

Steven Snider, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

* Independent trustees

Custodian

State Street Bank and Trust

North Quincy, MA

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Contrafund ®

Contrafund ® II

Disciplined Equity Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Growth Company Fund

Large Cap Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Retirement Growth Fund

Small Cap Selector

Small Cap Stock Fund

Stock Selector

Tax Managed Stock Fund

TechnoQuant® Growth Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

FDE-ANN-1200 118954
1.538372.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Value

Fund

Annual Report

October 31, 2000

(2_fidelity_logos (registered trademark))

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

A sixth-straight year of double-digit positive returns for the Dow Jones Industrial Average, NASDAQ and S&P 500® could be in jeopardy unless the U.S. stock market shows marked improvement in the final two months of 2000. Through October, all three indexes had negative year-to-date returns. On the other hand, most fixed-income sectors were solidly in the black. Treasuries and other long-term government securities led the way, returning nearly 14%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Value	1.24%	62.03%	313.71%
S&P 500 ®	6.09%	166.65%	491.03%
Russell Midcap Value	11.85%	100.68%	446.81%
Capital Appreciation Funds Average	21.82%	146.02%	451.79%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. You can also compare the fund's return to the performance of the Russell Midcap Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. corporations. To measure how the fund's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 303 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Value	1.24%	10.13%	15.26%
S&P 500	6.09%	21.67%	19.44%
Russell Midcap Value	11.85%	14.95%	18.52%
Capital Appreciation Funds Average	21.82%	17.79%	16.82%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Value Fund on October 31, 1990. As the chart shows, by October 31, 2000, the value of the investment would have grown to $41,371 - a 313.71% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $59,103 - a 491.03% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* The Lipper mid-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. As of October 31, 2000, the one year, five year and 10 year cumulative total returns for the mid-cap value funds average were 21.63%, 102.60%, and 362.37%, respectively; and the one year, five year and 10 year average annual total returns were 21.63%, 14.64% and 15.71%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The U.S. equity markets went from hot to cold during the 12-month period that ended October 31, 2000. At the period's onset, strong enthusiasm for technology and telecommunication stocks lifted the performance of those and other stocks related to the so-called "new economy." In March and April, a sharp correction in those sectors nudged investors toward more traditional industries, such as pharmaceuticals and financials. However, the broadening of the market was brief. In May, the Federal Reserve Board raised key interest rates to their highest levels in nine years in a move designed to prevent inflation. It was the Fed's fourth consecutive rate hike during the period. Higher rates, coupled with the highest oil prices in a decade and the declining value of the euro, collectively exacted a toll on corporate profits. This slowdown was particularly evident in the third quarter, as many companies revised earnings on the downside. The emergence of these factors during the past six months hampered the one-year returns of the major U.S. equity indices. The NASDAQ Composite Index ended the 12-month period with a 13.81% gain. Small-cap stocks, as represented by the Russell 2000® Index, returned 17.41%. The Standard & Poor's 500SM Index, an index of 500 larger companies, advanced 6.09%. Investors were less enamored with blue-chip industrial stocks, as the Dow Jones Industrial Average rose 3.82%.

(Portfolio Manager photograph)
An interview with Rich Fentin, Portfolio Manager of Fidelity Value Fund

Q. Rich, how did the fund perform during the 12 months that ended October 31, 2000?

A. The fund returned 1.24% for the 12 months that ended October 31, 2000, compared to 21.82% for the capital appreciation funds average tracked by Lipper Inc., 6.09% for the Standard & Poor's 500 Index and 11.85% for the Russell Midcap Value Index.

Q. What were the main factors that drove the fund's performance during the past 12 months?

A. I pursue a value-oriented investment style. The S&P 500 and the Lipper group include both growth and value stocks, while the fund attempts to beat these benchmarks by typically investing in value stocks. Generally, I buy the type of stocks found in the Russell Midcap Value Index. From the beginning of the period until mid-March, high-growth technology stocks selling at extremely high valuations led the market. For most of the rest of the period, the market rotated significantly toward old economy industrial names that had been neglected. The fund trailed the Lipper group, the S&P 500 and the Russell Midcap Value Index because it had very little invested in technology during the sector's heyday, because I did not find much value there. Additionally, I underweighted utilities stocks, a safe haven that many investors sought when the market became more volatile in the summer. Instead, the fund held fairly significant weightings in cyclical sectors - those whose prospects are tied to the health of the economy - such as basic industries and basic materials.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. How did these sectors perform, and what impact did they have on the fund?

A. These economically sensitive industries suffered a downturn due to three factors. First, the Federal Reserve Board raised short-term interest rates to slow growth and head off inflation. When the market saw this monetary policy start to eat into economic growth, it rotated away from cyclicals. Second, there were concerns that rising energy and labor costs would be detrimental to corporate earnings in general, and for cyclicals in particular. Third, the weakness of the euro relative to the dollar made products offered by European companies more competitively priced compared to U.S.-based cyclicals. Two of the fund's cyclical investments that fared poorly were CNF Transportation and metals company Harsco. Fund performance also was hurt by the poor performance of two of its larger holdings, Consolidated Stores and Federated Department Stores. Federated's stock suffered due to the struggles of the Fingerhut catalog company it recently purchased. Consolidated declined, as did many retailers, as part of the cyclical downdraft.

Q. What did you do in response to these developments?

A. When it became clear that the economy was slowing, I reduced the cyclical concentration of the portfolio. I shifted assets to companies whose prospects would be attractive within a slowing or recessionary economy. That included adding utilities investments, which made up 9.0% of net assets as the period closed. In addition, I looked to invest in interest-rate sensitive stocks such as those related to housing, because rates started to come down.

Q. Even though it was a difficult period, there must have been some stocks that performed well for the fund . . .

A. Yes, there were a number of stocks that turned in solid performance. I'd mention financial investments that were generally immune to credit problems created by the slowing economy, including Ace Limited and Fannie Mae. In addition, some of the fund's energy positions benefited from higher energy prices, including Weatherford International and Amerada Hess. Quest Diagnostics, a medical testing laboratory, was very strong due to its purchase of a major competitor that helped it become the market leader in its niche. Cabot, a chemical firm, benefited from the growth and subsequent sale of a technology-related subsidiary. I subsequently sold off Quest and Cabot to take profits.

Q. What is your outlook?

A. I think we'll witness a rough period for the economy, especially since growth had been fueled by extraordinary gains in the stock market and the dot.com craze, both of which have fizzled. Other more industrial firms could continue to struggle due to somewhat high interest rates, higher labor and energy costs, and the weakness of the euro. That being said, value stocks have, for the first time in a while, offered some attractive investment possibilities. I intend to look for companies in industries with the least excess capacity - in other words, constrained supply - with the feeling that they'll attract attention once demand picks up on the other side of the economic downturn.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital appreciation by investing primarily in common stocks of both domestic and foreign issuers; the fund also invests in companies that possess valuable fixed assets or that are undervalued in the marketplace

Fund number: 039

Trading symbol: FDVLX

Start date: December 1, 1978

Size: as of October 31, 2000, more than $3.2 billion

Manager: Rich Fentin, since 1996; manager, Fidelity Puritan Fund, 1987-1996; Fidelity Value Fund, April 1992-December 1992; Fidelity Growth Company Fund, 1983-1987; joined Fidelity in 1980

3

Rich Fentin on value investing:

"The value discipline has been discredited during the past few years because value stocks struggled while high-growth technology stocks soared. Value stocks are not expected to perform well in markets that rise 20% to 30% each year. However, historically they do tend to outperform in down markets. In the late '90s, value stocks didn't outperform during periodic market downturns because strong demand helped technology shares maintain their market leadership. More recently, though, we've seen signs of a drop off in tech demand. As a result, value as a style led the market for every month in 2000 since March with the exception of June. Value finally started to work because these kinds of stocks provide a safe haven in a rocky market. Market prices currently factor in the anticipation of an economic slowdown and perhaps a recession. Undervalued companies in industries with constrained capacity should offer improved prospects if interest rates decline, labor and energy costs subside or the euro reaches fairer value. We hope that the recent interest in value stocks is the signal of a new trend and that value again will come back in vogue as an investment style."

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
American Standard Companies, Inc.	3.6	2.8
Deluxe Corp.	3.0	4.0
R.R. Donnelley & Sons Co.	2.6	2.8
Republic Services, Inc.	2.6	2.2
CNF Transportation, Inc.	2.4	2.4
Fannie Mae	2.3	1.4
Freddie Mac	2.2	1.3
Consolidated Stores Corp.	2.1	2.4
Waste Management, Inc.	2.0	1.4
Harsco Corp.	1.8	2.4
	24.6	23.1
Top Five Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Construction & Real Estate	11.7	11.9
Finance	10.9	7.0
Services	9.8	9.6
Basic Industries	9.5	12.6
Industrial Machinery & Equipment	9.2	8.8
Asset Allocation (% of fund's net assets)
As of October 31, 2000 *		As of April 30, 2000 **
	Stocks 94.6%		Stocks 92.0%
	Convertible Securities 0.9%		Convertible Securities 1.3%
	Short-Term Investments and Net Other Assets 4.5%		Short-Term Investments and Net Other Assets 6.7%
* Foreign investments	1.4%	** Foreign investments	2.1%

Annual Report

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 94.6%
	Shares	Value (Note 1) (000s)
AEROSPACE & DEFENSE - 4.1%
Aerospace & Defense - 3.8%
GenCorp, Inc. (c)	2,684,600	$ 22,484
Harsco Corp. (c)	2,945,000	59,452
ITT Industries, Inc.	764,400	24,891
Textron, Inc.	312,300	15,752
		122,579
Ship Building & Repair - 0.3%
General Dynamics Corp.	150,000	10,734
TOTAL AEROSPACE & DEFENSE		133,313
BASIC INDUSTRIES - 9.2%
Chemicals & Plastics - 4.3%
Crompton Corp.	2,953,176	23,625
Dow Chemical Co.	199,520	6,110
Engelhard Corp.	1,251,100	26,117
Millennium Chemicals, Inc.	670,000	10,804
Monsanto Co.	450,000	11,475
PolyOne Corp.	3,769,600	29,686
Praxair, Inc.	550,700	20,514
W.R. Grace & Co. (a)	3,004,800	11,456
		139,787
Iron & Steel - 0.9%
Crane Co.	734,100	19,224
Nucor Corp.	250,900	8,703
		27,927
Metals & Mining - 0.5%
Alcoa, Inc.	86,600	2,484
Phelps Dodge Corp.	210,000	9,818
Ryerson Tull, Inc.	525,041	3,938
		16,240
Packaging & Containers - 1.0%
Bemis Co., Inc.	1,230,200	31,831
Paper & Forest Products - 2.5%
Albany International Corp. Class A (c)	1,293,830	13,909
Bowater, Inc.	191,700	10,376
Fort James Corp.	1,488,562	49,030
Common Stocks - continued
	Shares	Value (Note 1) (000s)
BASIC INDUSTRIES - continued
Paper & Forest Products - continued
Mead Corp.	160,000	$ 4,630
Pactiv Corp. (a)	100,000	1,050
		78,995
TOTAL BASIC INDUSTRIES		294,780
CONSTRUCTION & REAL ESTATE - 11.7%
Building Materials - 7.2%
American Standard Companies, Inc. (a)	2,499,600	114,656
Ferro Corp. (c)	2,789,800	57,191
Masco Corp.	940,000	17,566
Omnova Solutions, Inc. (c)	3,064,000	17,235
Sherwin-Williams Co.	1,220,000	26,459
		233,107
Engineering - 0.7%
Fluor Corp.	609,600	21,336
Real Estate - 0.8%
Iron Mountain, Inc. (a)	712,000	24,075
Real Estate Investment Trusts - 3.0%
Apartment Investment & Management Co. Class A	235,800	10,773
Archstone Communities Trust	316,300	7,453
Arden Realty Group, Inc.	357,700	8,585
Avalonbay Communities, Inc.	172,200	7,910
BRE Properties, Inc. Class A	293,200	9,272
Duke-Weeks Realty Corp.	349,200	8,272
Equity Office Properties Trust	220,000	6,628
Fortress Investment Corp. (d)	129,586	1,668
Kimco Realty Corp.	202,000	8,131
ProLogis Trust	362,400	7,610
Public Storage, Inc.	373,800	8,411
Reckson Associates Realty Corp.	318,000	7,195
Spieker Properties, Inc.	84,400	4,674
		96,582
TOTAL CONSTRUCTION & REAL ESTATE		375,100
Common Stocks - continued
	Shares	Value (Note 1) (000s)
DURABLES - 5.9%
Autos, Tires, & Accessories - 1.4%
AutoNation, Inc.	4,128,400	$ 27,867
Eaton Corp.	278,900	18,983
		46,850
Consumer Durables - 1.7%
Snap-On, Inc.	2,091,000	53,451
Consumer Electronics - 1.3%
Black & Decker Corp.	1,115,500	41,971
Home Furnishings - 1.4%
Herman Miller, Inc.	532,400	13,909
Hillenbrand Industries, Inc.	534,700	24,730
Leggett & Platt, Inc.	322,900	5,287
		43,926
Textiles & Apparel - 0.1%
Kellwood Co.	181,700	3,532
TOTAL DURABLES		189,730
ENERGY - 5.8%
Energy Services - 2.3%
Halliburton Co.	1,257,300	46,599
Helmerich & Payne, Inc.	558,600	17,561
Weatherford International, Inc.	303,674	11,084
		75,244
Oil & Gas - 3.5%
Amerada Hess Corp.	471,100	29,208
Conoco, Inc. Class B	961,469	26,140
Devon Energy Corp.	124,800	6,290
National-Oilwell, Inc. (a)	168,200	4,920
Occidental Petroleum Corp.	665,300	13,223
Ocean Energy, Inc. (a)	713,800	9,904
Tosco Corp.	782,100	22,388
		112,073
TOTAL ENERGY		187,317
FINANCE - 10.9%
Banks - 2.4%
Bank One Corp.	798,800	29,156
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCE - continued
Banks - continued
Comerica, Inc.	381,100	$ 22,985
PNC Financial Services Group, Inc.	399,500	26,717
		78,858
Credit & Other Finance - 0.7%
Associates First Capital Corp. Class A	590,000	21,904
Federal Sponsored Credit - 4.5%
Fannie Mae	960,000	73,920
Freddie Mac	1,159,200	69,552
		143,472
Insurance - 3.3%
ACE Ltd.	945,700	37,119
Commerce Group, Inc.	237,200	6,063
MetLife, Inc.	1,500,000	41,438
Protective Life Corp.	50,000	1,156
UnumProvident Corp.	723,900	20,450
		106,226
TOTAL FINANCE		350,460
HEALTH - 1.3%
Medical Equipment & Supplies - 0.8%
DENTSPLY International, Inc.	719,400	24,954
Medical Facilities Management - 0.5%
Tenet Healthcare Corp.	430,700	16,932
TOTAL HEALTH		41,886
INDUSTRIAL MACHINERY & EQUIPMENT - 9.2%
Electrical Equipment - 1.8%
AMETEK, Inc. (c)	2,712,900	59,006
Industrial Machinery & Equipment - 2.8%
Ingersoll-Rand Co.	691,500	26,104
Kaydon Corp.	353,160	7,747
Kennametal, Inc.	363,714	10,684
Pentair, Inc.	1,088,000	32,436
UNOVA, Inc. (a)(c)	2,890,700	13,911
		90,882
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Pollution Control - 4.6%
Republic Services, Inc. (a)	6,098,700	$ 81,951
Waste Management, Inc.	3,243,622	64,872
		146,823
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		296,711
MEDIA & LEISURE - 1.8%
Broadcasting - 0.1%
Clear Channel Communications, Inc. (a)	73,000	4,385
Entertainment - 0.1%
Fox Entertainment Group, Inc. Class A (a)	96,400	2,073
Leisure Durables & Toys - 0.1%
Callaway Golf Co.	330,500	5,288
Lodging & Gaming - 0.6%
Harrah's Entertainment, Inc. (a)	606,600	17,364
Hilton Hotels Corp.	90,000	855
		18,219
Publishing - 0.5%
Banta Corp.	743,700	17,152
Restaurants - 0.4%
Outback Steakhouse, Inc. (a)	376,700	10,736
Papa John's International, Inc. (a)	57,500	1,445
		12,181
TOTAL MEDIA & LEISURE		59,298
NONDURABLES - 1.9%
Beverages - 0.4%
Constellation Brands, Inc. Class A (a)	253,700	12,368
Foods - 0.3%
Earthgrains Co.	424,100	8,588
Household Products - 1.2%
Aptargroup, Inc.	137,600	2,847
Gillette Co.	335,000	11,683
Common Stocks - continued
	Shares	Value (Note 1) (000s)
NONDURABLES - continued
Household Products - continued
International Flavors & Fragrances, Inc.	70,600	$ 1,183
Procter & Gamble Co.	350,000	25,003
		40,716
TOTAL NONDURABLES		61,672
PRECIOUS METALS - 0.5%
Agnico-Eagle Mines Ltd.	1,184,800	6,264
Newmont Mining Corp.	711,300	9,647
TOTAL PRECIOUS METALS		15,911
RETAIL & WHOLESALE - 4.5%
Apparel Stores - 0.5%
Payless ShoeSource, Inc. (a)	294,500	17,063
General Merchandise Stores - 3.6%
Consolidated Stores Corp. (a)(c)	5,638,350	66,955
Federated Department Stores, Inc. (a)	1,513,200	49,274
JCPenney Co., Inc.	13,300	155
		116,384
Grocery Stores - 0.4%
Fleming Companies, Inc.	855,092	12,132
TOTAL RETAIL & WHOLESALE		145,579
SERVICES - 9.8%
Leasing & Rental - 0.0%
ANC Rental Corp. (a)	63,350	329
Printing - 6.5%
Deluxe Corp. (c)	4,287,100	96,728
John H. Harland Co. (c)	2,199,700	30,521
R.R. Donnelley & Sons Co.	3,877,900	83,375
		210,624
Services - 3.3%
Dun & Bradstreet Corp. (a)	264,900	5,728
H&R Block, Inc.	1,350,100	48,182
Moodys Corp.	529,800	13,940
Common Stocks - continued
	Shares	Value (Note 1) (000s)
SERVICES - continued
Services - continued
Pittston Co. - Brinks Group	611,100	$ 9,701
Regis Corp.	1,790,000	27,074
		104,625
TOTAL SERVICES		315,578
TECHNOLOGY - 4.8%
Computer Services & Software - 3.6%
Affiliated Computer Services, Inc. Class A (a)	84,000	4,678
Ceridian Corp. (a)	1,733,710	43,343
IMS Health, Inc.	939,200	22,189
J.D. Edwards & Co. (a)	548,800	14,200
Parametric Technology Corp. (a)	1,010,000	12,436
Synopsys, Inc. (a)	142,500	4,970
Unisys Corp. (a)	1,004,200	12,804
		114,620
Computers & Office Equipment - 0.7%
Diebold, Inc.	657,600	17,098
Pitney Bowes, Inc.	198,300	5,887
		22,985
Electronic Instruments - 0.5%
Thermo Electron Corp. (a)	530,400	15,382
Photographic Equipment - 0.0%
Polaroid Corp.	155,200	1,562
TOTAL TECHNOLOGY		154,549
TRANSPORTATION - 4.2%
Railroads - 1.6%
Burlington Northern Santa Fe Corp.	644,500	17,120
CSX Corp.	757,600	19,177
Norfolk Southern Corp.	1,178,700	16,649
		52,946
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TRANSPORTATION - continued
Trucking & Freight - 2.6%
CNF Transportation, Inc. (c)	2,884,000	$ 76,967
Landstar System, Inc. (a)	127,437	6,021
		82,988
TOTAL TRANSPORTATION		135,934
UTILITIES - 9.0%
Electric Utility - 8.3%
Allegheny Energy, Inc.	459,300	18,803
Ameren Corp.	456,800	18,158
American Electric Power Co., Inc.	360,000	14,940
Cinergy Corp.	384,800	11,785
Citizens Communications Co. (a)	1,899,700	27,546
CMS Energy Corp.	600,000	16,200
DPL, Inc.	580,200	16,463
DTE Energy Co.	464,200	16,769
Duke Energy Corp.	200,000	17,288
Exelon Corp.	260,000	15,633
Montana Power Co.	450,000	12,713
Ogden Corp. (a)	2,051,900	28,214
PPL Corp.	450,000	18,534
Public Service Enterprise Group, Inc.	200,000	8,300
Southern Co.	572,500	16,817
XCEL Energy, Inc.	385,300	9,849
		268,012
Telephone Services - 0.7%
SBC Communications, Inc.	360,000	20,768
TOTAL UTILITIES		288,780
TOTAL COMMON STOCKS (Cost $3,403,807)		3,046,598
Convertible Preferred Stocks - 0.9%

BASIC INDUSTRIES - 0.3%
Packaging & Containers - 0.3%
Owens-Illinois, Inc. $2.375	681,200	8,515
Convertible Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
MEDIA & LEISURE - 0.3%
Publishing - 0.3%
Readers Digest Automatic Common Exchange Securities Trust $1.93 TRACES	297,000	$ 9,504
TRANSPORTATION - 0.3%
Railroads - 0.3%
Union Pacific Capital Trust $3.125 TIDES (d)	268,000	11,625
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $51,930)		29,644
Cash Equivalents - 3.9%

Fidelity Cash Central Fund, 6.61% (b) (Cost $125,277)	125,277,175	125,277
TOTAL INVESTMENT PORTFOLIO - 99.4% (Cost $3,581,014)		3,201,519
NET OTHER ASSETS - 0.6%		18,205
NET ASSETS - 100%		$ 3,219,724
Security Type Abbreviations
TIDES	-	Term Income Deferred Equity Securities
TRACES	-	Trust Automatic Common Exchange Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $13,293,000 or 0.4% of net assets.

Income Tax Information

At October 31, 2000, the aggregate
cost of investment securities for income tax purposes was $3,581,071,000. Net unrealized depreciation aggregated $379,552,000, of which $349,097,000 related to appreciated investment securities and $728,649,000 related to depreciated investment securities.

The fund hereby designates approximately $449,063,000 as a capital gain dividend for the purpose of the dividend paid deduction.
At October 31, 2000, the fund had a capital loss carryforward of approximately $290,713,000 all of which will expire on October 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	October 31, 2000
Assets
Investment in securities, at value (cost $3,581,014) - See accompanying schedule		$ 3,201,519
Receivable for investments sold		32,151
Receivable for fund shares sold		4,648
Dividends receivable		3,481
Interest receivable		513
Other receivables		43
Total assets		3,242,355
Liabilities
Payable for investments purchased	$ 13,137
Payable for fund shares redeemed	8,238
Accrued management fee	664
Other payables and accrued expenses	592
Total liabilities		22,631
Net Assets		$ 3,219,724
Net Assets consist of:
Paid in capital		$ 3,828,998
Undistributed net investment income		60,966
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(290,759)
Net unrealized appreciation (depreciation) on investments		(379,481)
Net Assets, for 75,245 shares outstanding		$ 3,219,724
Net Asset Value, offering price and redemption price per share ($3,219,724 ÷ 75,245 shares)		$42.79

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2000
Investment Income Dividends (including $21,612 received from affiliated issuers)		$ 76,415
Interest		10,706
Security lending		70
Total income		87,191
Expenses
Management fee Basic fee	$ 21,511
Performance adjustment	(12,323)
Transfer agent fees	8,423
Accounting and security lending fees	655
Non-interested trustees' compensation	15
Custodian fees and expenses	97
Registration fees	77
Audit	56
Legal	116
Miscellaneous	414
Total expenses before reductions	19,041
Expense reductions	(1,192)	17,849
Net investment income		69,342
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $(112,039) on sales of investments in affiliated issuers)	(290,357)
Foreign currency transactions	(4)	(290,361)
Change in net unrealized appreciation (depreciation) on:
Investment securities	224,113
Assets and liabilities in foreign currencies	(9)	224,104
Net gain (loss)		(66,257)
Net increase (decrease) in net assets resulting from operations		$ 3,085

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2000	Year ended October 31, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 69,342	$ 79,542
Net realized gain (loss)	(290,361)	747,626
Change in net unrealized appreciation (depreciation)	224,104	(404,132)
Net increase (decrease) in net assets resulting from operations	3,085	423,036
Distributions to shareholders From net investment income	(66,630)	(59,249)
From net realized gain	(512,953)	(770,273)
Total distributions	(579,583)	(829,522)
Share transactions Net proceeds from sales of shares	1,082,047	2,275,068
Reinvestment of distributions	556,334	789,967
Cost of shares redeemed	(2,520,733)	(3,871,891)
Net increase (decrease) in net assets resulting from share transactions	(882,352)	(806,856)
Total increase (decrease) in net assets	(1,458,850)	(1,213,342)
Net Assets
Beginning of period	4,678,574	5,891,916
End of period (including undistributed net investment income of $60,966 and $79,692, respectively)	$ 3,219,724	$ 4,678,574
Other Information Shares
Sold	25,524	43,270
Issued in reinvestment of distributions	13,008	17,239
Redeemed	(59,664)	(77,661)
Net increase (decrease)	(21,132)	(17,152)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 48.54	$ 51.90	$ 60.74	$ 54.99	$ 48.12
Income from Investment Operations
Net investment income B	.80	.76	.60	.58	.70
Net realized and unrealized gain (loss)	(.20)	3.58	(1.01)	11.62	8.38
Total from investment operations	.60	4.34	(.41)	12.20	9.08
Less Distributions
From net investment income	(.73)	(.55)	(.48)	(.53)	(.48)
From net realized gain	(5.62)	(7.15)	(7.95)	(5.92)	(1.73)
Total distributions	(6.35)	(7.70)	(8.43)	(6.45)	(2.21)
Net asset value, end of period	$ 42.79	$ 48.54	$ 51.90	$ 60.74	$ 54.99
Total Return A	1.24%	9.24%	(1.33)%	24.31%	19.44%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 3,220	$ 4,679	$ 5,892	$ 7,855	$ 6,934
Ratio of expenses to average net assets	.51%	.56%	.63%	.68%	.89%
Ratio of expenses to average net assets after expense reductions	.48% C	.54% C	.61% C	.66% C	.88% C
Ratio of net investment income to average net assets	1.87%	1.50%	1.06%	1.01%	1.34%
Portfolio turnover rate	48%	50%	36%	56%	112%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2000

1. Significant Accounting Policies.

Fidelity Value Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes - continued

that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,708,605,000 and $2,816,756,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's

Annual Report

Notes to Financial Statements - continued

4. Fees and other Transactions with Affiliates - continued

Management Fee - continued

average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .25% of average net assets after the performance adjustment.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $285,000 for the period.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional

Annual Report

Notes to Financial Statements - continued

5. Security Lending - continued

required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end there were no security loans outstanding.

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,022,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $9,000 and $161,000, respectively, under these arrangements.

7. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Albany International Corp. Class A	$ 165	$ -	$ -	$ 13,909
American Standard Companies, Inc.	-	4,014	-	-
AMETEK, Inc.	-	8,315	788	59,006
Banta Corp.	-	27,744	794	-
CNF Transportation, Inc.	19,555	13,098	1,243	76,967
Cabot Corp.	-	7,307	386	-
Consolidated Stores Corp.	936	45,384	-	66,955
Deluxe Corp.	17,181	55,964	8,661	96,728
Dole Food Co., Inc.	-	18,913	314	-
Ferro Corp.	6,452	9,896	1,778	57,191
Filene's Basement Corp.	-	3,899	-	-
GenCorp, Inc.	-	5,705	322	22,484
Geon Co.	6,173	42	783	-
Harsco Corp.	6,116	-	2,761	59,452
Heilig-Meyers Co.	-	26,187	164	-
John H. Harland Co.	-	-	660	30,521
Omnova Solutions, Inc.	-	258	767	17,235
Snap-On, Inc.	8,549	10,760	2,191	-
UNOVA, Inc.	5,252	20,103	-	13,911
TOTALS	$ 70,379	$ 257,589	$ 21,612	$ 514,359

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Capital Trust and the Shareholders of Fidelity Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Value Fund (a fund of Fidelity Capital Trust) at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Value Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 8, 2000

Annual Report

Distributions

A total of 59% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

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Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

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Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Richard A. Spillane, Jr., Vice President

Richard B. Fentin, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

* Independent trustees

Custodian

Brown Brothers Harriman & Co.

Boston, MA

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